EXHIBIT   99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10–Q of Full House Resorts, Inc. for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report’), I, William P. McComas, Chairman of the Board and Chief Executive Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: August 12, 2002	By:	/s/ William P. McComas
William P. McComas
Chairman of the Board and Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10–Q of Full House Resorts, Inc. for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”) I, Michael P. Shaunnessy, Executive Vice President and Chief Financial Officer of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: August 12, 2002	By:	/s/ Michael P. Shaunnessy
Michael P. Shaunnessy
Executive Vice President and Chief Financial Officer